Exhibit 10.7

AMENDMENT   NUMBER   ONE

AUTOMATIC REINSURANCE AGREEMENT

NUMBER              2509-09AY10

between

AMERICAN LIFE AND SECURITY CORPORATION

8101 O Street, Suite 101

Lincoln, Nebraska 68510

(The Ceding Company)

and

OPTIMUM RE INSURANCE COMPANY

1345 River Bend Drive, Suite 100

Dallas, TX 75247

(The Reinsurer)

Respecting a change to Self-Administered Reporting and correction in the Death Benefit Schedule.

1.       Effective from inception, August 1, 2009, this Agreement shall be amended to reflect a change to Self-Administered Reporting and a correction in the Death Benefit Schedule as follows:

A.      Article 2.1., Automatic Reinsurance, shall be amended and replaced by the following:

When the initial premium on a policy eligible for automatic reinsurance has been received by THE COMPANY, THE COMPANY shall include such policy and details of reinsurance on the Self-Administered Individual Cession Listing (Article 8) for the current billing period.

B.       Article 8, Accounting and Billing, shall be amended and replaced in its entirety by the following:

8.1.             Reinsurance Premiums

The reinsurance premiums are due on the policy issue date and every subsequent anniversary date of the policy and payable to OPTIMUM RE on an annual basis regardless of how premiums are paid to THE COMPANY.

8.2.             Self-Administered Billing/Individual Cession Reporting

Recognizing that reinsurance premiums are due within 30 days of the anniversary date of the policy, THE COMPANY will send to OPTIMUM RE, within 30 days of the end of each month, a listing of new business, renewals, changes and terminations and a statement of amounts due. These statements shall contain, at least (minimal), the information detailed in SCHEDULE G.

THE COMPANY will pay the net balance due to OPTIMUM RE with the statement. If a balance is due to THE COMPANY, OPTIMUM RE will pay such amount within 30 days of receiving the statement.

8.3.             Late Payment

Any overdue balance bears interest from the end of a 45-day period following the end of the month in which the premiums became due.

The interest rate for the period from 45 to 75 days will be the then current annual prime interest rate of the JP Morgan Chase Bank, Dallas, Texas calculated on a monthly basis.

For each additional month, after 75 days that a balance remains unpaid, interest will be calculated using the above annual rate plus 2%.

The payment of reinsurance premiums shall be a condition precedent to the liability of OPTIMUM RE under this Agreement. If any premium remains unpaid for more than 60 days after the due date, OPTIMUM RE may send to THE COMPANY a formal demand for immediate payment. If THE COMPANY does not comply with this demand within 30 days, then OPTIMUM RE may cancel any unpaid reinsurance cessions for nonpayment of premium;  however, any unpaid premiums to the time of cancellation would be due with interest.

THE COMPANY will not force cancellation under the provisions of this Article solely to circumvent the provisions regarding recapture in Article 9.12., or to transfer the reinsured policies to another reinsurer.

C.      Schedule B, Plans Reinsured, shall be replaced by the attached to reflect a correction in the Death Benefit Schedule.

D.     This Agreement shall be amended to include the following Schedule as attached:

Schedule G                     Self-Administered Individual Cession List

SCHEDULE B

2.        Signatures:       The terms and conditions of this Agreement are not changed in any way except as stated herein.

In witness of the above, this Amendment is signed in duplicate at the dates and places indicated.

FOR          AMERICAN LIFE AND SECURITY CORPORATION

DATE:	12/1/10	SIGNATURE:	/S/ Mark Oliver

PLACE:	Lincoln, NE	NAME:	Mark A. Oliver

WITNESS:	/S/ Sharisa Haier	TITLE:	CEO

FOR          OPTIMUM RE INSURANCE COMPANY

DATE:	12/1/10	SIGNATURE:	/S/ Mario Georgiev

PLACE:	Dallas, TX	NAME:	Mario Georgiev

WITNESS:	/S/ Unknown	TITLE:	President

SCHEDULE B

PLANS REINSURED

•MODIFIED WHOLE LIFE PLAN
(FORM #ALSC-001 (05-09))

DEATH BENEFIT PATTERN

• ISSUE AGES 0-20:
DEATH BENEFIT WILL INCREASE BY $1,000 PER YER PER UNIT FOR 10 YEARS AND WILL THEN REMAIN LEVEL
• ISSUE AGES 21-50:
DEATH BENEFIT WILL DECREASE BY $3,000 PER YEAR PER UNIT FOR 20 YEARS AND WILL THEN REMAIN LEVEL
• ISSUE AGES 51-65:
DEATH BENEFIT WILL DECREASE BY $3,000 PER YEAR PER UNIT FOR 10 YEARS AND WILL THEN REMAIN LEVEL
• I SSUE AGES 66-80:
DEATH BENEFIT WILL DECREASE BY $5,000 PER YEAR PER UNIT FOR 4 YEARS AND WILL THEN REMAIN LEVEL

•      For issue ages 0-20, the policy increases combined with the base coverage cannot exceed the reinsurance limits and capacities per Life as specified in SCHEDULE A.

SCHEDULE G

SELF-ADMINISTERED INDIVIDUAL CESSION LIST

The self-administered accounting data shall be submitted to OPTIMUM RE on a monthly basis and shall consist of statements containing details for each policy reinsured as follows:

A.       NEW BUSINESS STATEMENT

1. Policy Number

2. Name of insured

3. Issue Age

4. Sex

5. Date of Birth

6. State of Residence

7.  Plan

8. Policy Issue Date

9. Face Amount

10. Reinsurance Amount

11. Current Net Amount at Risk

12. Substandard Rating

13. Smoker/Nonsmoker Code

14. Priors

B.         PREMIUM STATEMENT

1. Policy Number

2. Name of Insured

3. Policy Issue Date

4. Duration

5. Reinsurance Amount

6. Current Net Amount at Risk

7. Substandard Rating

8. Reinsurance Premium- Standard & Substandard

9. Allowances

C.         TERMINATION/ADJUSTMENT STATEMENT

1. Policy Number

2. Name of Insured

3. Effective Date of Termination (Stop Date)/Adjustment

4. Plan

5. Reinsurance Amount

6. Current Net Amount at Risk

7. Reinsurance Premium- Standard & Substandard

8. Allowances

9. Reason for Termination/Adjustment